UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2023
AGILITI, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-40361	83-1608463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11095 Viking Drive, Suite 300
Eden Prairie, MN 55344
(Address of principal executive offices, including zip code)
(952) 893-3200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001	AGTI	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 1, 2023, Agiliti Health, Inc., an indirect subsidiary of Agiliti, Inc., entered into the amended and restated credit agreement, dated as of May 1, 2023 (the “A&R First Lien Credit Agreement”), by and among Agiliti Health, Inc., as borrower (the “Borrower”), Agiliti Holdco, Inc., as holdings, the subsidiaries of the Borrower from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders from time to time party thereto, which amends and restates the Credit Agreement, dated as of January 4, 2019 (as amended by Amendment No. 1, dated as of February 6, 2020, Amendment No. 2, dated as of October 16, 2020, Amendment No. 3, dated as of March 19, 2021, Amendment No. 4, dated as of April 27, 2021, Amendment No. 5, dated as of October 1, 2021, and Amendment No. 6, dated as of April 6, 2023, the “Original First Lien Credit Agreement”).
The A&R First Lien Credit Agreement, among other things (i) provides for a refinancing of the existing term loan credit facility with a $1,075,000,000 term loan credit facility (the “Term Loan Credit Facility”), (ii) extends the maturity of the Term Loan Credit Facility to May 1, 2030; and (iii) updates the benchmark interest rate provisions to replace the London interbank offered rate (LIBOR) with a term rate based on the Secured Overnight Financing Rate (“Term SOFR”), for term loans extended in dollars. Following the A&R First Lien Credit Agreement, the interest rate margin for the term loan borrowings under the Term Loan Credit Facility will be set at Term SOFR plus 3.00%.
Except as described above, the A&R First Lien Credit Agreement does not give effect to other material changes to the terms of the Original First Lien Credit Agreement, including with respect to the representations and warranties, events of default and affirmative and negative covenants. The A&R First Lien Credit Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the material terms of the A&R First Lien Credit Agreement is qualified in its entirety by reference to such exhibit.

Item 2.03. Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

10.1
Amended and Restated Credit Agreement, dated as of May 1, 2023, by and among Agiliti Health, Inc., as borrower, Agiliti Holdco, Inc., as holdings, the subsidiaries of the borrower from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders party thereto, including any schedules and exhibits attached thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 2, 2023

AGILITI, INC.

By:	/s/ James B. Pekarek
Name:	James B. Pekarek
Title:	Executive Vice President and Chief Financial Officer